UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Fibrocell Science, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fibrocell Science, Inc.
405 Eagleview Blvd.
Exton, Pennsylvania 19341
(484) 713-6000
To the Stockholders of Fibrocell Science, Inc.:
Notice is hereby given that the Annual Meeting of Stockholders of Fibrocell Science, Inc., which was originally scheduled for 10:00 a.m. on June 1, 2011, has been postponed and rescheduled for 10:00 a.m. on June 15, 2011. The Annual Meeting, as rescheduled, will be held at 405 Eagleview Blvd., Exton, Pennsylvania 19341.
Fibrocell rescheduled the Annual Meeting due to an inadvertent delay in the mailing of its original notice and proxy statement by the third party Fibrocell retained to complete such mailing. Fibrocell decided to postpone the Annual Meeting in order to ensure that its stockholders had sufficient time to review the notice and proxy statement and to ensure that a quorum of stockholders is present at the Annual Meeting.
The close of business on April 25, 2011 will remain as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any and all postponements or adjournments thereof. In addition, no change has been made to the proposals to come before the Annual Meeting, which were presented in the Proxy Statement that Fibrocell mailed to you and filed with the Securities and Exchange Commission on April 29, 2011. Valid proxies that have already been submitted will continue to be valid for purposes of the rescheduled Annual Meeting on June 15, 2011 and at any and all postponements or adjournments thereof.
We look forward to seeing you on June 15, 2011.
Very truly yours,
FIBROCELL SCIENCE, INC.

By:	/s/ David Pernock
David Pernock
Chief Executive Officer and President
Exton, Pennsylvania
May 27, 2011

FIBROCELL SCIENCE, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 15, 2011
The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated May 2, 2011, and hereby appoints David Pernock and Declan Daly, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned’s shares of common stock of Fibrocell Science, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at 405 Eagleview Blvd., Exton, Pennsylvania 19341, on June 15, 2011 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

1.	☐ For All ☐ Withhold All ☐ For All Except	The Board of Directors has nominated the following two persons for election as directors of the Company: Robert Langer and George J. Korkos. Their term will expire at the 2014 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

2.	☐ For ☐ Against ☐ Abstain	To approve the adoption of the Company’s 2009 Equity Incentive Plan.

3.	☐ For ☐ Against ☐ Abstain	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

4.		In their discretion, upon such other matters as may properly come before the meeting.
The board of directors recommends a vote FOR the nominees and proposal above and if no specification is made, the shares will be voted for such nominees and proposal.

Dated 2011

Stockholder’s Signature

Stockholder’s Signature
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NEW YORK 10038. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH IN PROPOSAL 1, FOR THE PROPOSALS SET FORTH IN ITEMS 2 AND 3, AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 4. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.